UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 28, 2005

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INTELLIGENT MOTOR CARS GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	333-88952	74-3022293
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

750 East Prospect Road # B

Oakland Park, FL 33309

(Address of Principal Executive Office) (Zip Code)

(954) 462-0500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company’s Board of Directors will appoint Jon B. Wallis as a director of the Company effective October 1, 2005. Mr. Wallis will serve as a director without compensation.  Also effective October 1, 2005, Mr. Wallis will become the Company’s new Chief Executive Officer pursuant to an employment agreement between Mr. Wallis and the Company. Gerald Scalzo, currently the Company’s sole officer and director, shall continue as director of the Company but will resign as an officer effective October 1, 2005.

The employment agreement, a copy of which is attached as an exhibit to this Form 8-K, is for a term of one year with automatic renewals unless earlier terminated by Mr. Wallis or the Company upon no less than 30 days written notice prior to the end of any term. Among other terms and conditions set forth in the employment agreement, Mr. Wallis shall receive as compensation for his services 100,000,000 shares of the Company’s restricted common stock. In the event the employment agreement is terminated as set forth in the employment agreement, a certain number of such shares will be returned to the Company for cancellation based upon a formula described in the employment agreement.

Mr. Wallis, age 60, graduated with a bachelor’s degree from Northeastern State University in 1969 and received his Juris Doctor degree from the University of Tulsa in 1972. Mr. Wallis is licensed to practice in all state and federal courts in Oklahoma and the 10th Circuit Court of Appeal in Denver, Colorado. Mr. Wallis has been admitted Pro Hac Vice and has appeared in the following federal courts; United States District Court - Northern District of Texas, United States District Court - Southern District of Texas, United States District Court - Western District of Kentucky - Owensboro Division, United States District Court - Western District of Michigan - Southern Division.

Mr. Wallis’ principal areas of practice include complex commercial litigation, securities litigation, including representing clients in investigations and litigation with the U.S. Securities and Exchange Commission, mergers and acquisitions and other areas of transactional law.

ITEM 9.01

Financial Statements and Exhibits.

(c) Exhibits

10.1

Employment Agreement between Jon B. Wallis and the Company dated October 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTELLIGENT MOTOR CARS GROUP, INC.

By:	/s/ Gerald Scalzo
Gerald Scalzo, CEO

Date:  September 28, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Employment Agreement between Jon B. Wallis and the Company dated October 1, 2005

.